SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  FEBRUARY 18, 1998

                          OUTSOURCE INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

          FLORIDA                     000-23147              65-0675628
(State or other jurisdiction         (Commission            (IRS employer
      of incorporation)              file number)        identification no.)

  1144 EAST NEWPORT CENTER DRIVE,
  DEERFIELD BEACH, FLORIDA                                  33442
(Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code:  (954) 418-6200


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 18, 1998, OutSource International of America, Inc., a wholly owned subsidiary of the Registrant ("OSIA"), purchased substantially all of the tangible and intangible assets, excluding accounts receivable, of L.M. Investors, Inc., an Illinois corporation ("LM"), pursuant to the terms of an Asset Purchase Agreement dated February 18, 1998. The purchase price for the assets was approximately $6.8 million, which amount was paid (i) $5.0 million in cash at closing, (ii) $1.7 million in the form of a three-year, junior subordinated promissory note, which note bears interest at an annual rate of seven and one-quarter percent, and (iii) OSIA's assumption of LM's liabilities under certain employment contracts, estimated to be $100,000. In connection with the acquisition, OSIA entered into five-year non-competition agreements with LM and with Matthew Schubert and Louis J. Morelli, the shareholders of LM.

         The purchase price was arrived at through arm's-length negotiations between the parties. The cash portion of the purchase price was funded from the Registrant's revolving credit agreement with Bank Boston, N.A., as agent.

         LM had flexible industrial staffing revenues of approximately $11.5 million in 1997. The assets purchased by the Company included four business locations in the suburban Chicago, Illinois area and substantially all of the tangible and intangible assets, excluding accounts receivable, at those locations. Prior to this purchase, the four locations were being operated by LM in accordance with a franchise agreement dated November 1, 1994 between LM and OutSource Franchising, Inc., a wholly owned subsidiary of the Registrant and an affiliate of OSIA. This franchise agreement was terminated in connection with this purchase although the Asset Purchase Agreement grants one of the LM owners, Louis J. Morelli, exclusive rights to purchase and rights of first refusal for franchises in another five flexible industrial staffing territories not currently franchised or otherwise operated in by the Registrant. These rights expire at various times up to forty-two months from the date of this transaction.

         Matthew Schubert and Louis J. Morelli are shareholders in the Registrant but do not individually or in the aggregate hold a controlling interest in the Registrant. A law firm owned by Louis J. Morelli has received and continues to receive compensation for legal services rendered to the Registrant.

         The Registrant currently intends to continue to operate the business formerly conducted by LM at all of the purchased locations with the purchased assets for the foreseeable future. The foregoing statement of the Registrant's intention is a forward looking statement within the meaning of Section 21E of the Securities Exchange Act of 1934, and is based on certain assumptions, including among others, general economic conditions, management's expectations regarding the operating results of the Registrant and the purchased locations, the capital requirements of continuing LM's current business, and others. Should these assumptions change, or prove to be inaccurate, the Registrant's actual future conduct of LM's business could differ materially from the intention stated.

         The above descriptions of the asset purchase agreement, the non-competition agreements, the mutual termination agreement, and the promissory note do not purport to be complete and are qualified in their entirety by the full text of such documents which are attached as Exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         It is not practicable to provide the financial statements required to be filed as a result of the acquisition of assets described in Item 2 hereof (the "Financial Statements") on the date that this report is being filed with the Securities and Exchange Commission. The Financial Statements will be filed by amendment to this Form 8-K as soon as practicable, but in any event not later than 60 days after this report is filed. The Company expects to file the Financial Statements no later than May 4, 1998.

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         (b)      PRO FORMA FINANCIAL INFORMATION.

         It is not practicable to provide the pro forma financial information required to be filed as a result of the acquisition of assets described in Item 2 hereof (the "Pro Forma Information"), on the date that this report is being filed with the Securities and Exchange Commission. The Pro Forma Information will be filed by amendment to this Form 8-K as soon as practicable, but in any event not later than 60 days after this report is filed. The Company expects to file the Pro Forma Information no later than May 4, 1998.

         (c)      EXHIBITS.

                  2.1 Asset Purchase Agreement, dated February 18, 1998, by and among OutSource International of America, Inc., L.M. Investors, Inc., Louis J. Morelli and Matthew Schubert.

                  10.1 Non-Competition Agreement, dated February 18, 1998, between OutSource International of America, Inc. and Matthew Schubert.

                  10.2 Non-Competition Agreement, dated February 18, 1998, between OutSource International of America, Inc. and Louis J. Morelli.

                  10.3 Non-Competition Agreement, dated February 18, 1998, between OutSource International of America, Inc. and L.M. Investors, Inc.

                  10.4 Mutual Termination Agreement dated February 18, 1998 between OutSource Franchising, Inc., L.M. Investors, Inc., Louis J. Morelli and Matthew Schubert.

                  10.5 Junior Subordinated Promissory Note, dated as of February 16, 1998, issued by OutSource International of America, Inc. to L.M. Investors, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   OUTSOURCE INTERNATIONAL, INC.

                                                   By: /s/ PAUL M. BURRELL
                                                       -------------------------
                                                       Paul M. Burrell
                                                       President

Dated: March 5, 1998

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                                  EXHIBIT INDEX

                EXHIBIT    DESCRIPTION
                -------    -----------
                  2.1      Asset Purchase Agreement, dated February 18, 1998, by
                           and among OutSource International of America, Inc.,
                           L.M. Investors, Inc., Louis J. Morelli and Matthew
                           Schubert.

                  10.1 Non-Competition Agreement, dated February 18, 1998, between OutSource International of America, Inc. and Matthew Schubert.

                  10.2 Non-Competition Agreement, dated February 18, 1998, between OutSource International of America, Inc. and Louis J. Morelli.

                  10.3 Non-Competition Agreement, dated February 18, 1998, between OutSource International of America, Inc. and L.M. Investors, Inc.

                  10.4 Mutual Termination Agreement dated February 18, 1998 between OutSource Franchising, Inc., L.M. Investors, Inc., Louis J. Morelli and Matthew Schubert.

                  10.5 Junior Subordinated Promissory Note, dated as of February 16, 1998, issued by OutSource International of America, Inc. to L.M. Investors, Inc.